SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

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Filed by a Party other than the Registrant [ ]

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     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            BLACKHAWK BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                            BLACKHAWK BANCORP, INC.
                                400 Broad Street
                            Beloit, Wisconsin 53511
                                 (608) 364-8911

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                on May 19, 2004

To the Shareholders of BLACKHAWK BANCORP, INC.:

     The 2004 Annual Meeting of the Shareholders of Blackhawk Bancorp, Inc. (the "Corporation") will be held on Wednesday, May 19, 2004 at 10:00 A.M., local time, at the Beloit Inn, 500 Pleasant Street, Beloit, Wisconsin 53511 for the following purposes:

     (1) Election of four directors to serve for a term of three years;

     (2) Ratification of the appointment of the Corporation's independent accountants for fiscal 2004; and

     (3) Transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record on the books of the Corporation at the close of business on April 1, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof. If you do not vote by proxy and plan to attend the meeting and hold your stock in a brokerage account ("street name" holders), please bring a copy of your brokerage statement to the annual meeting of shareholders reflecting your stock ownership as of April 1, 2004.

     Your attention is called to the Proxy Statement accompanying this notice for a more complete description of the matters to be acted upon at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/Todd J. James

                              TODD J. JAMES
                              Executive Vice President and Secretary

Beloit, Wisconsin
April 9, 2004

A PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, IS ENCLOSED. PLEASE INDICATE YOUR VOTING DIRECTIONS, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF FOR ANY REASON YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE YOUR PROXY IS VOTED.

                            BLACKHAWK BANCORP, INC.
                                400 Broad Street
                            Beloit, Wisconsin 53511
                                 (608) 364-8911

                                PROXY STATEMENT

                  This Proxy Statement and accompanying proxy were first mailed to Shareholders on or about April 9, 2004.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blackhawk Bancorp, Inc., a Wisconsin corporation (the "Corporation"), for the annual meeting of shareholders to be held on Wednesday, May 19, 2004, beginning at 10:00 A.M.

     Shareholders of record at the close of business on April 1, 2004 will be entitled to one vote on each matter presented for each share so held. At that date there were 2,526,145 shares of Common Stock outstanding and entitled to vote at the meeting. Any shareholder entitled to vote may vote either in person or by duly authorized proxy. Shares of the Corporation's Common Stock represented by properly executed proxies received by the Corporation will be voted at the meeting and any adjournment thereof in accordance with the terms of such proxies, unless revoked. If no choice is specified, the proxy will be voted in favor of the nominees listed in Item 1, for ratification of the appointment of McGladrey & Pullen, LLP as auditors for 2004 and in the discretion of the proxy holder on any other matter which may properly come before the meeting and all adjournments or postponements of the meeting. Proxies may be revoked at any time prior to the voting thereof either by written notice filed with the secretary or the acting secretary of the meeting or by oral notice to the presiding officer during the meeting. The representation at the meeting in person or by proxy of shareholders of the Corporation holding a majority of the Corporation's shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. For the purpose of determining the presence of a quorum, shares represented on any matter will be counted as present and represented on all matters to be acted upon, including any matter with respect to which the holder of such shares abstains from voting, and including shares which are not voted by a holder of record who is a broker because the broker has not received authority from the beneficial owner, as required under applicable laws and rules, to vote the shares on such matter ("broker nonvotes").

     Directors are elected by a plurality of the votes cast by the holders of the Corporation's Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact on the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes. Under Wisconsin law, votes cast "AGAINST" a director nominee are given no legal effect and are not counted as votes cast in the election of directors.

     Approval of any other matter which properly comes before the meeting, including ratification of McGladrey & Pullen, LLP, as the Corporation's auditors for 2004, will require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker nonvotes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

     Expenses in connection with the solicitation of proxies will be paid by the Corporation. Upon request, the Corporation will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy material and annual report to the beneficial owners of shares which such persons hold of record. Solicitation of proxies will be principally by mail. Proxies may also be solicited in person, or by telephone, by officers and regular employees of the Corporation, who will receive no additional or special compensation for their services. Shares held for the accounts of participants in the Corporation's Employee Stock Ownership Plan ("ESOP") will be voted in accordance with the instructions of the participants or otherwise in accordance with the terms of the ESOP. Under provisions of the ESOP, if no instructions are received from a participant, their shares cannot be voted.

                       BENEFICIAL OWNERSHIP OF SECURITIES

     The table below sets forth information regarding the beneficial ownership of Common Stock of the Corporation, as of March 1, 2004, by each 5% shareholder, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all nominees for director and individuals who served as directors and executive officers of the Corporation on March 1, 2004 as a group. Other than Mr. Hendricks, who is a director of the Corporation, and Dennis M. Conerton, no person is known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of the Corporation's Common Stock.

                                             NUMBER OF SHARES
                                          BENEFICIALLY OWNED AND
NAME AND ADDRESS                           NATURE OF BENEFICIAL      PERCENT
OF BENEFICIAL OWNER                      OWNERSHIP(1)<F1>(2)<F2>     OF CLASS
-------------------                      -----------------------     --------

R. Richard Bastian, III                      40,000 shares            1.56%
   130 Eaglewood
   Rockton IL 61072

Roger G. Bryden                              76,767 shares            3.04%
   c/o Bryden Motors, Inc.
   548 Broad Street
   Beloit WI 53511

Stephen P. Carter                             1,000 shares            0.04%
   3131 Talbot Trail
   Rockford IL 61114

John B. Clark                                88,400 shares(4)<F4>     3.48%
   1840 Sherwood Drive S.W.
   Beloit WI 53511

Prudence A. Harker                            8,667 shares             .34%
   c/o LifeCircle, LLC
   500 S. Park Avenue
   South Beloit IL 61080

Charles Hart                                 23,800 shares             .94%
   c/o Tricor, Inc.
   520 W. Grand Avenue
   Beloit WI 53511

Kenneth A. Hendricks                        320,634 shares(4)<F4>    12.64%
   c/o ABC Supply Co., Inc.
   One ABC Parkway
   Beloit WI 53511

Charles J. Howard                            22,000 shares             .87%
   4920 Forest Hills Road
   Loves Park IL 61111

Todd J. James                                 9,167 shares            0.36%
   505 West 7th Street
   Pecatonica IL 61063

Marco T. Lenis                                   no shares            0.00%
   412 Market Street
   Rockford IL 61107

George D. Merchant                           84,725 shares            3.34%
   2413 Liberty Avenue
   Beloit WI 53511

Merritt J. Mott                              17,000 shares             .67%
   c/o Rockford Sanitary Systems, Inc.
   5159 28th Avenue
   Rockford IL 61109

Stephen R. Thomas                                no shares            0.00%
 1003 Beach Bay Rd.
 Poplar Grove IL 61065

All directors and executive officers        705,031 shares(3)(4)     26.82%
of the Corporation on March 1, 2004                      <F3><F4>
as a group (18 persons)

Dennis M. Conerton                          146,741 shares(3)<F3>     5.81%
 1352 Middle Road
 South Beloit IL 61080

(1)<F1>   Except  as  noted  otherwise,  each  person  holds  sole  voting   and
          dispositive powers with respect to all shares shown opposite his or her name.

(2)<F2> Includes options to purchase shares exercisable currently or within 60 days of March 1, 2004 for each of the persons identified in the table as follows: Bastian - 30,000; Bryden - 667; Clark - 12,200; Harker - 667; Hart - 12,200; Hendricks - 10,100; Howard - 4,000; James - 8,667;
          Merchant - 12,200 and Mott - 2,000, and for all directors and executive officers as a group - 102,368.

(3)<F3> Includes shares allocated to the individual's account under the Corporation's ESOP as follows: Mr. Conerton - 1,883 shares; and for all directors and executive officers as a group - 4 shares.

(4)<F4> For Messrs. Clark and Hendricks, includes 76,200 shares, and 310,534 shares, respectively, held jointly with such person's spouse, and for all directors and executive officers as a group, includes 386,734 shares held jointly with such persons' spouses.

     The information presented in the table is based on information furnished by the specified persons and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"), as required for purposes of this Proxy Statement. Briefly stated, under that Rule shares are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such shares, or who has the right to acquire beneficial ownership thereof within 60 days. Beneficial ownership for the purposes of this Proxy Statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.

                             ELECTION OF DIRECTORS

     The Corporation's Bylaws, and actions of the Board taken pursuant thereto, provide that there shall be 12 directors divided into three classes, as nearly equal in number as practicable, each to serve 3-year staggered terms. At each annual meeting the term of office of one of the three classes expires, and a new class must be elected or re-elected to serve for a term of three years or until their successors are duly elected and qualified.

     The four nominees standing for election as directors of the Corporation at the 2004 annual meeting are Mrs. Prudence A. Harker, Mr. Charles J. Howard, Mr. Marco T. Lenis and Mr. Merritt J. Mott for terms expiring at the 2007 annual meeting of shareholders. Mr. Howard has been a director of the Corporation since 2000. Mr. Mott has been a director of the Corporation since 2001. Mrs. Harker has been a director of the Corporation since 2002. Mr. Lenis has been nominated to a newly created directorship in 2004 and was initially recommended to the Nominating and Director Evaluation Committee by Mr. Bastian, the Corporation's President and Chief Executive Officer.

     The Board recommends that the shareholders elect the four nominees to serve as directors of the Corporation for a term of three years or until their successors have been duly elected and qualified. Unless otherwise directed, proxies will be voted for the election of the four nominees. If any of the nominees should decline or be unable to act as a director, which is not foreseen, proxies may be voted with discretionary authority for a substitute nominee designated by the Board of Directors.

NOMINEES FOR ELECTION TO TERM EXPIRING  IN 2007:

                                                                        DIRECTOR
NAME AND AGE                           PRINCIPAL OCCUPATION(1)<F5>       SINCE
------------                           ---------------------------      --------

Prudence A. Harker, 59(3)<F7>          President of LifeCircle, LLC.      2002
                                       Investment Advisor
                                       Representative, AXA Advisors,
                                       LLC.

Charles J. Howard,                     Chairman of the Board and          2000
57(2)<F6> (4)<F8> (5)<F9>              Chief Executive Officer of
                                       William Charles, Ltd. (a
                                       company engaged in heavy
                                       manufacturing, waste
                                       management, truck sales, and
                                       real estate development).

Marco T. Lenis, 53                     President and CEO of La Voz        ----
                                       Latina (the largest Hispanic
                                       community-based organization
                                       in Illinois).

Merritt J. Mott, 58(3)<F7> (4)<F8>     Mr. Mott is the owner and          2001
                                       Chief Executive Officer of
                                       Rockford Sanitary Systems,
                                       Inc. (designer and
                                       manufacturer of fluid
                                       filtration/separation systems
                                       for commercial plumbing use).
                                       Mr. Mott also serves as a
                                       member of the Board of
                                       Directors of Landstar System,
                                       Inc., a publicly traded
                                       transportation technology
                                       services company.

     In addition to those four persons, the following eight individuals also presently serve as directors of the Corporation for the indicated terms.

CLASS OF DIRECTORS WHOSE TERM EXPIRES IN 2005:

                                                                        DIRECTOR
NAME AND AGE                           PRINCIPAL OCCUPATION (1)<F5>      SINCE
------------                           ----------------------------     --------

R. Richard Bastian, III, 57(2)<F6>     President and Chief                2001
                                       Executive Officer of the
                                       Corporation since 2002 and
                                       of its subsidiary, Blackhawk
                                       State Bank (the "Bank")
                                       since 2001. Previously,
                                       President of the Bank of
                                       Kenosha from 1999 to 2001
                                       and Executive Vice President
                                       and Director of the Clean
                                       Air Action Corporation from
                                       1994 to 2000.

Roger G. Bryden, 61                    Owner/Operator, Bryden             2002
                                       Motors, Inc. (Dodge-
                                       Chrysler-Jeep automotive
                                       dealership in Beloit, WI).

John B. Clark, 61(3)<F7> (5)<F9>       Retired since 1997; prior          1989
                                       thereto Senior Vice
                                       President, Wachovia
                                       Securities, Inc. (securities
                                       investment firm).

Charles Hart, 70(2)<F6>                Salesperson at Tricor, Inc.        1993
                                       (full service insurance
                                       agency) since 1999;
                                       Director, Hart, Kruse &
                                       Boutelle, Inc. (real
                                       estate).

CLASS OF DIRECTORS WHOSE TERM EXPIRES IN 2006:

                                                                        DIRECTOR
NAME AND AGE                           PRINCIPAL OCCUPATION(1)<F5>       SINCE
------------                           ---------------------------      --------

Stephen P. Carter, 52 (3)<F7>          Executive Vice President,          2003
                                       Chief Financial Officer and
                                       Treasurer of Woodward
                                       Governor Company
                                       (manufacturer of energy
                                       control systems for
                                       engines).

Kenneth A. Hendricks,                  Chairman and Chief                 1996
62(2)<F6>(4)<F8>                       Executive Officer of ABC
                                       Supply Co., Inc. (roofing
                                       and siding wholesaler).

George D. Merchant, 71(3)<F7> (5)<F9>  Retired; prior thereto,            1989
                                       Owner/Operator of two Dairy
                                       Queen ice cream store
                                       franchises.

Stephen R. Thomas, 51                  President of Cirrus Trails,        2003
                                       Inc., holding company for
                                       Poplar Grove Airmotive,
                                       Inc. and President of Emery
                                       Air, Inc.

(1)<F5> Except as otherwise noted, all directors have been employed in the principal occupations noted above for the past five years or more.

(2)<F6>   Member of the Executive Committee in 2003.

(3)<F7>   Member of the Audit and Compliance Committee in 2003.

(4)<F8>   Member of  the Compensation  and Management  Development Committee  in
          2003.

(5)<F9>   Member of the Nominating and Director Evaluation Committee in 2003.

MEETINGS AND COMMITTEES

     The Board of Directors held 13 meetings during 2003. Each of the directors attended at least 75% of the meetings of the Board (including meetings of committees of which the director is a member) held during the period of 2003 for which he or she served as a director. The Common Stock of the Corporation is not listed or quoted on any securities exchange or NASDAQ, and therefore there are no specific director independence requirements that apply to the Corporation's Board of Directors. However, using the NASDAQ independence requirements, the Board has determined that all of the Corporation's directors other than Mr. Bastian are considered "independent". While the Board does not have a formal policy requiring director attendance at the Annual Meetings of Shareholders, the Corporation encourages all of its directors to attend the Annual Meetings, and all 11 current directors attended the Corporation's 2003 Annual Meeting.

     The Corporation has an Executive Committee, of which Mr. Howard was the chairman. The other members of the Executive Committee are set forth on the tables above. The Executive Committee is authorized to exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation when the Board is not in session, except for those powers which are non-delegable by law or have been delegated to other committees. The Executive Committee did not meet in 2003.

     The Corporation has a Compensation and Management Development Committee of which Mr. Mott was the chairman. The other members of the Compensation and Management Development Committee are set forth on the tables above. The Compensation and Management Development Committee reviews and makes recommendations with respect to the Corporation's and its subsidiary's hiring and compensation policies, and performs administrative functions with respect to the Corporation's 1990 and 1994 Executive Stock Option Plans. The Committee met once in 2003.

     The Corporation has a Nominating and Director Evaluation Committee of which Mr. Howard was the Chairman. The other members of the Nominating and Director Evaluation Committee are set forth on the tables above. The Nominating and Director Evaluation Committee conducts the annual Director's performance evaluation and makes recommendations to the full Board of Directors regarding director retention. In addition, the Committee develops and reviews background information on candidates for the Board of Directors and makes recommendations to the full Board of Directors regarding such candidates. The Committee does not have a formal charter. All of the members of the Committee are considered independent within the meaning of the listing standards of NASDAQ. The Nominating and Director Evaluation Committee met twice in 2003.

     The Corporation has an Audit and Compliance Committee of which Mrs. Harker was the chairperson. The other members of the Audit and Compliance Committee are set forth on the tables above. The Board of Directors believes that all of the current members of the Audit and Compliance Committee are "independent directors" as defined by the listing standards of NASDAQ. The Board has determined that Mr. Carter is qualified as an audit committee financial expert within the meaning of SEC regulations because he has accounting and related financial management expertise resulting from his educational background and his position as a corporate chief financial officer. The Audit and Compliance Committee's functions include meeting with the Corporation's independent public accountants and making recommendations to the Board of Directors regarding the engagement or retention of such accountants, pre-approval of the independent public accountant's fees, adoption of accounting methods and procedures, public disclosures required to comply with securities laws and other matters relating to the Corporation's financial accounting. The Charter for the Audit and Compliance Committee is attached to this Proxy Statement as Annex I. The Audit and Compliance Committee met 10 times in 2003.

SELECTION OF NOMINEES FOR THE BOARD

     The Nominating and Director Evaluation Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and shareholders. To permit time for careful and thoughtful investigation and consideration by the Committee, a shareholder who wishes to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary or any member of the Nominating and Director Evaluation Committee in writing not later than 6 months before the next Annual Meeting of Shareholders with whatever supporting material the shareholder considers appropriate. See also "Shareholder Proposals" below for further information on the requirements under the Corporations' Bylaws relating to director nominations. The Nominating and Director Evaluation Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company's Articles of Incorporation and Bylaws relating to the election of Directors on the same basis as any other person suggested to the Committee by management or otherwise.

     Once the Nominating and Director Evaluation Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, the Committee will gather additional information about the prospective nominee's background and experience and report its findings to the whole Board.

     Prospective nominees are evaluated against the following standards and qualifications:

       o The ability of the prospective nominee to represent the interests of the Company's shareholders;
       o The prospective nominee's standards of integrity, commitment and independence of thought and judgment;
       o The prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards;
       o The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;
       o The extent to which the prospective nominee helps the Board meet the needs of its markets, communities and customers and reflects the diversity of the Company's shareholders, employees, customers and communities;
       o The prospective nominee's visibility in the community and the nominee's ability to actively participate in business development for the Bank.

     The Corporation also requires that its directors own, or commit to acquire within 12 months of their election, at least 10,000 shares of Corporation Common Stock. Three of the current directors, Mr. Carter, Mrs. Harker and Mr.Thomas, do not currently meet this requirement. Messrs. Carter and Thomas will not have been directors for 12 months until May 19, 2004, the date of the Annual Meeting. Mrs. Harker has been a director for more than 12 months and has acquired 8,000 shares and holds 667 vested options to purchase shares. Directors have encountered difficulty in attaining this requirement because of the relatively modest levels of market trading in the Corporation's stock coupled with periodic restrictions on their ability, as insiders, to purchase shares.

     The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview the prospective nominee in person. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

SHAREHOLDER COMMUNICATION WITH THE BOARD

     Shareholders and other parties interested in communicating directly with the non-management directors may do so by writing to any director at the addresses shown on pages 2 and 3 of this proxy. The non-management director will share any such communication (other than communications which are, in essence, customer or employee complaints not relating to the writer's shareholder status) with the full Board of Directors at the next regularly scheduled Board of Directors meeting in its executive session (excluding members of management). Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit department and handled in accordance with procedures established by the Audit and Compliance Committee with respect to such matters.

COMPANY CODE OF ETHICAL PRACTICES

     The Corporation has a Code of Ethical Practices, which is applicable to all employees of the Corporation and the Bank, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Ethical Practices has been filed as Exhibit 14 to the Corporation's Report on Form 10-KSB for the year ended December 31, 2003. There have been no waivers or exceptions from the Code of Ethical Practices applicable to the Corporation's principal executive officer, principal financial officer and principal accounting officer.

                     AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Corporation's Audit and Compliance Committee is comprised of five directors who are not officers of the Corporation. The members of the Audit and Compliance Committee are independent as defined by Rule 4200(a) (15) of the National Association of Securities Dealers' listing standards. A responsibility of the Committee is to monitor and review the Corporation's financial reporting process on behalf of the Board of Directors. Management is responsible for the Corporation's internal controls and the financial reporting process while the independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

     The Committee held ten meetings during 2003. Quarterly meetings are held to review the company's financial statements and Forms 10-QSB and 10-KSB prior to filing with the SEC. The Company's independent public accountants, McGladrey & Pullen, LLP are present at these quarterly meetings and also meet in executive session with the Audit and Compliance Committee with no members of management present.

     The Audit and Compliance Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. The Committee discussed with McGladrey & Pullen, LLP matters relating to communications with audit committees as required by Statement on Auditing Standards No. 61. McGladrey & Pullen, LLP also provided to the Committee the written disclosures relative to auditor independence as required by Independence Standards Board Standard No. 1. The Committee also reviewed a list of non-audit services performed during fiscal year 2003 and determined, based upon their scope, that such services did not affect the independence of McGladrey & Pullen, LLP in performing their audit services. Fees paid to and for the 2003 and 2002 financial statement audits performed by McGladrey & Pullen, LLP are as summarized under the caption "Audit and Non-Audit Fees" below. The Audit and Compliance Committee considered these fees in its assessment of the independence of McGladrey & Pullen, LLP and deemed that the services provided and the fees paid for those services were compatible with maintaining independence of the Corporation's independent public accountant.

     Based on these reviews and discussions, the Audit and Compliance Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2003.

     Respectfully submitted to the Corporation's shareholders by the Audit and Compliance Committee of the Board of Directors.

Prudence A Harker, Committee Chair                George D. Merchant
John B. Clark                                     Merritt J. Mott
Stephen P. Carter

                            AUDIT AND NON-AUDIT FEES

     The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP for the audit of the Corporation's annual financial statements for fiscal 2003 and 2002, and fees billed for other services rendered by McGladrey & Pullen, LLP for fiscal 2003 and 2002.

                                                  Fiscal         Fiscal
                                                  2003           2002
                                                  ------         ------
Audit fees (1)<F10>                               $67,171        $44,000
Audit-related fees (2)<F11>                       $21,263        $10,070
Tax fees (3)<F12>                                 $15,520        $ 8,537

(1)<F10> Audit fees consist of fees for professional services rendered for the audit of the Corporation's financial statements and review of financial statements included in the Corporation's quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)<F11> Audit-related fees are fees principally for professional services rendered for the audit of the Corporation's employee benefits plans and due diligence and technical accounting consulting and research.
(3)<F12> Tax fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice. Tax service fees also include fees relating to other tax consulting and planning for other than tax compliance and preparation.

     The Audit and Compliance Committee requires that all fees for services to be performed by the Corporation's independent public accountants, McGladrey & Pullen, LLP, be pre-approved by the Committee. All fees for services which were performed by the Corporation's independent public accountants in 2003 and 2002 were pre-approved by the Committee.

                           COMPENSATION OF DIRECTORS

DIRECTORS' FEES

     Directors of the Corporation who are not employees of the Corporation or of the Bank receive a $6,000 annual retainer and $250 for each board meeting attended and $100 for each committee meeting attended. Employee directors do not receive any additional compensation for serving as a director. The Corporation has also established stock option plans in which non-employee directors are eligible to participate.

DIRECTORS' STOCK OPTION PLANS

     Prior to its expiration in 1995, the Corporation maintained the Blackhawk Bancorp, Inc. 1990 Directors' Stock Option Plan (the "1990 Directors' Plan"), which was intended to provide an incentive for directors of the Corporation who are not active full-time employees of the Corporation or of a subsidiary of the Corporation ("Outside Directors") to improve corporate performance on a long-term basis. To replace the expired 1990 Directors' Plan, the Board of Directors adopted, and the shareholders of the Corporation on May 11, 1994 approved, the Blackhawk Bancorp, Inc. 1994 Directors' Stock Option Plan (the "1994 Directors' Plan"), which is substantially similar in all material respects to the 1990 Directors' Plan. The 1994 Directors' Plan has 150,000 shares of the
Corporation's Common Stock reserved for issuance and provides for the granting of non-qualified stock options.

     On March 3, 2003, each of the ten Outside Directors automatically was granted an option under the 1994 Directors' Plan to purchase 2,000 shares of the Corporation's Common Stock at a per share exercise price of $9.90 (the per share market price of the Corporation's Common Stock on that date). On March 1, 2002, each of the ten Outside Directors automatically was granted an option to purchase 2,000 shares at an exercise price of $9.50, the market price on that date. Giving effect to those grants, the total number of shares of the Corporation's Common Stock subject to outstanding grants under the 1990 and 1994 Directors' Plans as of March 1, 2004 was 68,700. The 1990 Directors' Plan expired in 1995 and the 1994 Directors' Plan expired December 31, 2003; therefore, no more options will be granted under those Plans.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table summarizes certain information for each of the last three years concerning all compensation awarded or paid to or earned by the Chief Executive Officer and the only other executive officer of the Corporation who had total compensation exceeding $100,000 in 2003.


                                                             SUMMARY COMPENSATION TABLE
                                  ------------------------------------------------------------------------------------------
                                                                                                Long Term
                                        ANNUAL COMPENSATION                                    Compensation
                                  ------------------------------------------------------  ----------------------------------
            Name and                                     Bonus          Other Annual        Options/       Other
       Principal Position         Year   Salary ($)   ($)(1)<F13>   Compensation(2)<F14>  SARs(3)<F15>  Compensation(4)<F16>
       ------------------         ----   ----------   -----------   --------------------  ------------  --------------------

R. Richard Bastian, III(5)<F17>   2003    $ 160,000     $      0          $11,959             11,250      $  9,339
President and Chief Executive     2002    $ 142,904     $      0          $ 8,721             10,000      $  9,052
Officer of the Corporation since  2001    $  85,917     $ 25,000          $ 4,690             40,000      $  8,320
February 2002 and the Bank
Since May 2001

Todd J. James(6)<F18> -Executive  2003    $ 100,883     $  2,000          $ 1,167              8,000      $  1,513
Vice President and Chief          2002    $  85,865     $ 15,000          $   -0-             16,000      $    714
Financial Officer

(1)<F13> Annual bonus amounts are earned and accrued during the years indicated and paid at the beginning of the next calendar year. Mr. Bastian's bonus for 2001 was paid upon the commencement of his employment with the Bank. Mr. James' bonus in 2003 was paid upon successful completion of the DunC Corp merger. $5,000 of Mr. James' bonus for 2002 was paid upon the commencement of his employment with the Bank.

(2)<F14> Represents taxable value of company provided automobile in the amount of $4,375, $4,375 and $2,188 for Mr. Bastian in the years 2003, 2002 and 2001, respectively and country club memberships for Mr. Bastian of $7,584 in 2003, $4,346 in 2002 and $2,502 in 2001,
           respectively and for Mr. James of $1,167 in 2003.

(3)<F15> In 2003, Mr. Bastian received stock appreciation rights relating to 3,750 shares and non-qualified executive stock options to purchase 7,500 shares, and Mr. James received stock appreciation rights relating to 1,000 shares and non-qualified executive stock options to purchase 7,000 shares. In 2002 and 2001 the amounts shown consist entirely of non-qualified executive stock options.

(4)<F16> Includes: (a) employer contributions to each named executive's account under a 401(k) profit sharing plan in the amounts of $2,339 and $4,542 for Mr. Bastian and $1,513 and $714 for Mr. James in the years 2003 and 2002, respectively; (b) premiums paid for life insurance in the amount of $4,510 annually on behalf of Mr. Bastian; and (c) additional insurance benefits in the amount of $2,490 and $3,810 for Mr. Bastian in 2003 and 2001.

(5)<F17>   Mr. Bastian became employed by the Corporation in May 2001.

(6)<F18>   Mr. James became employed by the Corporation in February 2002.

EXECUTIVE STOCK OPTIONS

     Prior to its expiration on January 24, 1995, the Corporation maintained the Blackhawk Bancorp, Inc. 1990 Executive Stock Option Plan (the "1990 Executive Plan"), which provided an incentive for executive officers of the Corporation or any of its subsidiaries to improve corporate performance on a long-term basis. To replace the expired 1990 Executive Plan, the Board of Directors of the
Corporation adopted, and on May 11, 1994 the shareholders approved, the Blackhawk Bancorp, Inc. 1994 Executive Stock Option Plan (the "1994 Executive Plan"), which is substantially similar in all material respects to the 1990 Executive Plan. The 1994 Executive Plan provides for the granting of incentive stock options ("ISOs") intended to qualify as such within the meaning of Section 422 of the Internal Revenue Code of 1986, nonqualified stock options ("NSOs") and stock appreciation rights ("SARs"). The 1994 Executive Plan has 405,000 shares of the Corporation's Common Stock reserved for issuance.

     Options for 76,250 shares were granted in 2003 and at December 31, 2003 there were outstanding under this Plan options for the purchase of a total of 200,500 shares. The 1994 Executive Plan expired on December 31, 2003, therefore, no more options will be granted under that Plan.

OPTIONS OF NAMED EXECUTIVES

     Options to purchase shares of the Corporation's Common Stock were granted to the named executive officers as reflected in the table below. Pursuant to the terms of the 1994 Executive Plan, such options will become exercisable in equal thirds on each of the first three anniversaries of the date of grant.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                          NUMBER OF    % OF TOTAL
                         SECURITIES   OPTIONS/SARS
                         UNDERLYING    GRANTED TO     EXERCISE
                        OPTIONS/SARS  EMPLOYEES IN     PRICE        EXPIRATION
NAME                      GRANTED     FISCAL YEAR    ($/SHARE)     DATE(3)<F21>
----                    ------------  ------------   ----------    ------------

R. Richard Bastian, III    7,500         8.5%      $11.77(1)<F19>  November 2013

R. Richard Bastian, III    3,750         4.2%      $11.77(2)<F20>  November 2013

Todd J. James              7,000         7.9%      $11.77(1)<F19>  November 2013

Todd J. James              1,000         1.1%      $11.77(2)<F20>  November 2013

(1)<F19> Represents the option exercise price, based upon the fair market value (determined under provisions of 1994 Executive Plan) of the Corporation's Common Stock as of the date of grant.

(2)<F20> Represents the stock appreciation rights' base price, based upon the fair market value (determined under the provision of the 1994 Executive Plan) of the Corporation's Common Stock as of the date of grant.

(3)<F21> Options and SARs generally expire three months following named executive officer's death, disability, retirement or termination of his employment with the Corporation and/or the Bank.

     The following table sets forth certain information concerning individual exercises of stock options by the named executive officers during 2003 including the number and value of options outstanding at the end of 2003 for each of the named executive officers. Value is calculated using the difference between the exercise price and the market price on the day of exercise, for those options exercised in fiscal year 2003, or year-end market price, for all other options, multiplied by the number of shares underlying the option.

           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR-END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                              OPTIONS/SARS AT            IN-THE-MONEY OPTIONS/SARS
                                                             FISCAL YEAR-END(#)            AT FISCAL YEAR-END($)
                                                       -----------------------------    ---------------------------
                          SHARES
                        ACQUIRED ON       VALUE
       NAME             EXERCISE(#)    REALIZED($)     EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
       ----             -----------    -----------     -----------     -------------    -----------   -------------
Richard Bastian, III        0           $      0         30,000           31,250         $95,167        $66,308
Todd J James                0                  0          5,333           18,667         $16,812        $37,308

                      EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share information, as of December 31, 2003, for Blackhawk's equity compensation plans. The option plans have been approved by Blackhawk's shareholders.

                               NUMBER OF COMMON                                 NUMBER OF SECURITIES
                              SHARES TO BE ISSUED       WEIGHTED-AVERAGE      REMAINING AVAILABLE FOR
                               UPON EXERCISE OF        EXERCISE PRICE OF       FUTURE ISSUANCE UNDER
                             OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,      EQUITY COMPENSATION
      PLAN CATEGORY           WARRANTS AND RIGHTS     WARRANTS AND RIGHTS              PLANS
      -------------          ---------------------    --------------------     ----------------------

Equity compensation plans
approved by shareholders            272,350                  $10.32                     -0-

Equity compensation plans
not approved by
shareholders                          -0-                     N/A                       -0-
                                    -------                  -----                      ---

Total                               272,350                  $10.32                     -0-
                                    -------                  -----                      ---
                                    -------                  -----                      ---

SEVERANCE PAYMENT AGREEMENTS

     The Bank has agreements with potential severance amounts payable in excess of $100,000 per individual currently in effect with three officers, R. Richard Bastian, III, Richard J. Rusch and Dale Blachford. Messrs. Bastian's and Blachford's provisions are in their employment agreements; Mr. Rusch's in a severance agreement. The agreements remain in effect until the earliest to occur of the officer's: (i) death; (ii) disability; (iii) retirement; (iv) termination of employment (whether voluntary or involuntary); or (v) termination in connection with a change in control of the Bank or the Corporation. In addition, Mr. Blachford's agreement terminates on September 30, 2005, the second anniversary of the DunC acquisition. When Todd James, Executive Vice President and Chief Financial Officer of the Corporation, accepted employment it was, in part, on the condition that he be provided with a change in control severance agreement, similar to those described herein, with a term of 3 years, subject to extension only at the option of the Corporation, and providing for payment, in the event of a change in control of the Bank or the Corporation, of an amount equal to his average annual compensation. While a change in control severance agreement has not been formalized, it is the intention of the Corporation to negotiate and formalize an agreement with Mr. James.

     The agreements with Messrs. Bastian and Rusch provide that, in the event of termination of his employment in connection with a change in control of the Bank or the Corporation, the officer would receive a severance payment in an amount equal to his average annual compensation (defined to include his then current base annual salary plus the average bonus, if any, received by him in the three years preceding termination) multiplied by three, plus an amount equal to the dollar equivalent of all contributions by the Bank on behalf of and for the benefit of the officer to any pension, profit sharing or employee stock benefit plan, including the Corporation's ESOP, during the three years prior to the termination. Mr. Bastian's agreement provides for payment within 15 days of termination. Mr. Rusch's agreement requires payment of one-third of the severance payment in a lump sum within 30 days of termination with the remaining two-thirds to be paid in monthly installments commencing in the thirteenth month following termination. In addition to this severance payment, the officer would also be entitled to continue receiving, for three years following termination, medical, life and disability insurance benefits and vested benefits otherwise payable to him under any Bank plan or agreement relating to retirement or deferred compensation benefits, if any. In the event Mr. Rusch finds other full-time employment, his severance payment in the second and third year following termination would be reduced by an amount equal to salary and other benefits received from his new employer during the period for which he is entitled to receive payments under his Severance Payment Agreement; Mr. Bastian's agreement is not subject to that adjustment. Mr. Rusch's Severance Payment Agreement provides that, in the event the officer is under the age of 55 and physically and medically able to perform duties with another employer comparable to those performed by him with the Bank at the time of his termination, he must take reasonable steps to obtain such employment within 50 miles of the Bank's main office.

     The agreements with Messrs. Bastian and Rusch define a change in control to include: (i) acquisition of beneficial ownership of securities of the Bank or of the Corporation in a transaction subject to the notice provisions of the Change in Bank Control Act of 1978 or approval under the Bank Holding Company Act of 1956; (ii) someone other than the Corporation becoming owner of more than 25% of the voting securities of the Bank; (iii) the persons constituting the Board of Directors of the Bank or the Corporation at any particular time ceasing, during any two-year period thereafter, to constitute at least a majority thereof; (iv) a person or group of persons or entity succeeding to all or substantially all of the business and/or assets of the Bank or the Corporation as a result of a purchase, merger, consolidation or similar transaction; or (v) the filing by the Corporation of a report or proxy statement with the Securities and Exchange Commission disclosing that a change in control of the Corporation has or may have occurred pursuant to any contract or transaction. A termination of an officer is deemed to have occurred in connection with a change in control if, following an event defined as a change in control, either the officer's employment is terminated by the Bank or a successor other than for death, disability, retirement or certain wrongful conduct by the officer, or the officer terminates his employment on 90 days prior written notice following such change in control and the occurrence of specified events, including: (i) demotion in his position or reduction in his duties or responsibilities; (ii) reduction in compensation; (iii) transfer to a remote location; (iv) a good faith determination by the officer that he is unable, and it would not be in the best interests of the Bank for him to carry out the authorities, powers, functions, responsibilities or duties attached to his position; or (v) failure on the part of the Bank to obtain a commitment from a successor to assume the Bank's duties and obligations under the agreements. If an officer is terminated within six months prior to a change in control for reasons other than death, disability or cause, such termination will be treated as being in anticipation of the change in control and the officer will be entitled to receive the benefits he would have received had the termination occurred after and in connection with a change in control.

     The agreement with Mr. Blachford provides that, in the event of termination of his employment in connection with a change in control of the Bank or the Corporation, the officer would receive a severance payment in an amount equal to 150% of his then current base salary reduced by bonuses paid to him on September 30, 2004 and 2005. Mr. Blachford is also eligible to participate in the Bank's health, dental and life insurance plans over the payout period. The agreement provides for payment over 18 months or in a lump sum at the election of the officer. Mr. Blachford is restricted from obtaining employment within a 25 mile radius of his principal place of business for either 6 months or one year of termination.

     The agreement with Mr. Blachford defines a change in control to include the sale of all or substantially all of the assets of Blackhawk or the Bank or a transaction resulting in fifty percent or more of its voting stock being owned by a person or entity (other than Blackhawk or its affiliates) that does not own fifty percent of such stock on September 30, 2003. A termination of an officer is deemed to have occurred in connection with a change in control if, the
Executive's Employment with the Bank (or its successor) is the result of: (1) the Executive's voluntary resignation following any Change in Duties during the sixty (60) day period prior to a Change in Control, provided such resignation occurs within thirty (30) days of the Change in Control, (2) the Executive's voluntary resignation due to a Change in Duties within twelve (12) months following a Change in Control; and (3) the termination of the Executive's employment by the Bank (or its successor) other than death, disability, retirement or for cause within twelve (12) months following a Change in Control.

     Mr. Bastian's employment agreement provides that he shall receive the severance amounts described above, regardless of whether or not a change in control has occurred, if he is terminated by the Corporation or the Bank without cause or if he terminates his employment for cause. The employment agreement further provides a base salary of $160,000 (subject to annual change by the board), specified benefits and a term of three years, commencing on August 1, 2002, subject to annual extensions. The Board granted Mr. Bastian a one year extension on August 1, 2003.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Corporation's directors, executive officers and any person holding more than 10% of the Corporation's Common Stock are required to report their initial ownership of the Corporation's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Corporation is required to disclose in this Proxy Statement any failure to file such reports by these dates during 2003. Based solely on a review of copies of such reports furnished to the Corporation, or written representations that no reports were required, the Corporation believes that during 2003 all filing requirements applicable to its directors and executive officers were satisfied with the following exception. On December 10, 2003 Mr. Hendricks purchased 36,200 shares. Due to an administrative error, the broker did not inform us of the purchase until December 15, 2003. The proper Form 4 was filed three days late on December 15, 2003.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Bank occasionally extends home mortgage loans, home improvement loans, home equity loans, consumer loans and commercial loans to its directors, officers and employees, and affiliates of the foregoing. Such loans are made in the ordinary course of business and do not, in the opinion of management of the Bank, involve more than the normal risk of collectability or present other unfavorable features, and are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Where the borrower is also a director of the Bank or the Corporation, it is the policy of the Bank that the director must leave the meeting of the Bank's Board of Directors while his loan is being considered and the director neither participates in that consideration nor votes on approval of the loan. Messrs. Bastian, James, Hendricks, Clark and Bryden and Mrs. Holt or their affiliates, each had one or more loans with the Bank with an aggregate outstanding balance at December 31, 2003 in excess of $60,000. As of that date, those loans aggregated $5,937,217, which represented approximately 15.26% of the capital of the Bank at December 31, 2003. Those loans were all made in accordance with the policy described above.

                               OTHER INFORMATION

INDEPENDENT AUDITORS

     On August 27, 2002, the Audit and Compliance Committee of the Board of Directors of the Corporation approved a change in auditors. The Board of Directors ratified the Audit Committee's engagement of McGladrey & Pullen, LLP to serve as the Corporation's independent public accountants and replacement of Wipfli Ullrich Bertelson LLP ("Wipfli") as the Corporation's independent public accountants, effective August 28, 2002.

     Wipfli performed audits of the consolidated financial statements for the two years ended December 31, 2001 and 2000. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two years ended December 31, 2001, and from December 31, 2001 through the effective date of the Wipfli termination, there were no disagreements between the Corporation and Wipfli on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Wipfli to make reference to the subject matter of such disagreements in connection with this report.

     During the two years ended December 31, 2001, and from December 31, 2001 until the effective date of the dismissal of Wipfli, Wipfli did not advise the Corporation of any of the following matters:

1. That the internal controls necessary for the Corporation to develop reliable financial statements did not exist;

2. That information had come to Wipfli's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Corporation, or that information had come to Wipfli's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Corporation's financial statements and that, due to its dismissal, Wipfli did not so expand the scope of its audit or conduct such further investigation;

4. That information had come to Wipfli's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

     Wipfli furnished a letter to the SEC stating that it agrees with the above statements.

     During the two years ended December 31, 2001, and from December 31, 2001 through engagement of McGladrey & Pullen, LLP as the Corporation's independent accountant, neither the Corporation nor anyone on its behalf had consulted McGladrey & Pullen, LLP with respect to any accounting or auditing issues involving the Corporation. In particular, there was no discussion with the Corporation regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit and Compliance Committee, with the concurrence of the Board of Directors, has appointed the firm of McGladrey & Pullen, LLP as independent public accountants to audit the books and accounts of the Corporation for fiscal 2004. They have audited the Corporation since 2002. Services provided to the Corporation and its subsidiaries by McGladrey & Pullen, LLP in fiscal 2003 and 2002 are described under "Audit and Non-Audit Fees" above.

     Representatives of McGladrey & Pullen, LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR FISCAL 2004.

     In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit and Compliance Committee and Board of Directors.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals must be received by the Corporation no later than December 10, 2004 in order to be considered for inclusion in next year's annual meeting proxy materials. Shareholders who intend to present a proposal at next year's annual meeting of shareholders without inclusion of such proposal in the Corporation's proxy materials, or who propose to nominate a person for election as a director at the annual meeting, are required by the Bylaws to provide notice of such proposal containing the information described in the Corporation's Bylaws to the Secretary of the Corporation not later than 90 days in advance of next year's annual meeting.

                               OTHER AGENDA ITEMS

     The Board of Directors has not been informed and is not aware that any other matters will be brought before the meeting. However, proxies may be voted with discretionary authority with respect to any other matters that may properly be presented at the meeting or any adjournment thereof.

     A COPY (WITHOUT EXHIBITS) OF THE CORPORATION'S ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 IS AVAILABLE WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF SHARES OF THE CORPORATION'S COMMON STOCK AS OF APRIL 1, 2004 ON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO: TODD J. JAMES, EXECUTIVE VICE PRESIDENT-SECRETARY AND TREASURER, BLACKHAWK BANCORP, INC., 400 BROAD STREET, BELOIT, WISCONSIN 53511.

                                                                         ANNEX I

                            BLACKHAWK BANCORP, INC.
                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

                                    PURPOSE
                                    -------

The Audit Committee ("Committee") is appointed by the Blackhawk Bancorp, Inc. ("Bank") Board of Directors ("Board"), and is formed for the purpose of assisting the Board in performing its oversight responsibilities. While the Audit Committee has the authority and responsibilities outlined below, it is not responsible for performing audits to ensure the accuracy of the financial statements, in accordance of Generally Accepted Accounting Principles. Nor is it the duty of the Committee to conduct investigations, resolve disagreements between management and the auditors, or provide assurance of compliance with laws and regulations.

                                  COMPOSITION
                                  -----------

The Committee shall be composed of at least 3 members of the Board, who meet the independence and financial literacy guidelines as outlined by the National
                                                                   -------------
Association of Securities Dealers and the Securities and Exchange Commission.
-----------------------------------------------------------------------------

                                   AUTHORITY
                                   ---------

The Committee has the authority to initiate any investigations or consultations it deems necessary to fulfill its oversight function on behalf of the Board including retaining legal counsel, consulting with accounting and other applicable professionals, and requesting assistance from any officer or employee of the Bank.

                                RESPONSIBILITIES
                                ----------------

In performing the oversight function, the Committee shall:

o FINANCIAL REPORTING: Review with management and the independent auditor(s) matters relating to the Bank's interim and annual financial statements, as indicated by auditing/accounting standards or securities laws. This could include review of footnotes and any significant reserves, accruals and estimates used in preparing the financial statements.

o INDEPENDENT/EXTERNAL AUDITOR: Recommend the independent auditors to the Board, based on review of the independent auditors' independence; performance with the Bank in prior years, if possible; fees charged in the past and proposed for the current year; and, the independent auditors' reputation within the community.

o INTERNAL AUDIT: Oversee the Bank's Internal Audit function, including review of the appointment of the Auditor, review and approval of the Bank's Risk Assessment and Annual Internal Audit Plan; review the reports on internal audits performed, including management's responses; and monitor any material or sensitive projects assigned to the Auditor by Management, the Board, or the Committee.

o REGULATORY COMPLIANCE: Oversee the Bank's Regulatory Compliance function, including review of the appointment of the Compliance Officer, review and approval of the Compliance Program; review the reports on compliance testing performed, including management's responses; and review any material reports received from the Examiners.

                                    MEETINGS
                                    --------

The Committee shall meet regularly, at least 4 times annually, or more often as needed. Additionally, the Committee shall meet with the independent auditor(s), the internal auditor, or the Compliance Officer, without the presence of management, when/if privacy is deemed necessary.

                                     OTHER
                                     -----

The Audit Committee shall review and update this Charter, as needed, and submit it to the Board for approval, annually.

Adopted July 14, 2003

     Prudence A. Harker, Committee Chairman               George Merchant
     John B. Clark                                        Merritt Mott
     Stephen P. Carter